Flexiti Update October 2022

D ISCLA IMER IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. These forward-looking statements include projections, estimates and assumptions about various matters such as future financial and operational performance, including originations, yields, growth expectations and earnings. In addition, words such as “estimate,” “believe,” “forecast,” “predict,” “project,” “intend,” “expect,” “should,” variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, including, risks relating to the uncertainty of projected financial information and forecasts, the effects of competition on our business; our ability to attract and retain customers; global economic, market, financial, political or health conditions or events; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; our level of indebtedness; our ability to integrate acquired businesses; the impact of regulations on our business; our ability to protect our proprietary technology and analytics; disruption of our information technology systems; improper disclosure of customer personal data as well as other factors discussed in our filings with the Securities and Exchange Commission. The foregoing factors, as well as other existing risk factors and new risk factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. Furthermore, the Company undertakes no obligation to update, amend or clarify forward-looking statements. All product names, logos, brands, trademarks and registered trademarks are property of their respective owners. 2

Who is Flexiti? Our Vision Become Canada's leader in retail payment partnerships by providing rewarding credit options Our Mission To bring flexible payment solutions to all The Flexible Way to PayTM Founded in 2013 by Peter Kalen, Flexiti is one of Canada's fastest-growing point-of-sale fintech lenders, offering most customers 0% interest1 financing at retailers that sell big-ticket goods like furniture, appliances, jewellery and electronics. FINANCING ON THE FLEXITICARD® Deferred Payments Payments are deferred until end of promo period 0% interest1, 3-24 months Equal Monthly Installments Split purchase into equal monthly payments 0% interest1, 3-72 months Revolving Credit Purchase Like a regular credit card Up to 30 days interest free 1Subject to the Flexiti cardholder agreement. Interest is charged if the promotion is cancelled or expires without full payment. Not applicable to the Flexiti Wave Card. 3

Flexiti’s Executive Management Team has Over 140 Years in Retail, Credit Cards and Loyalty Peter Kalen Founder and CEO Lisa Boulanger Chief Commercial Officer Tracey Whittall Chief Operating Officer Colin Franks Chief Risk Officer Sharissa Ellyn Chief Legal Officer Shadi Khatib Chief Information Officer Brigitte Rajabian Chief Human Resources Officer 4

Growth fueled through partnerships with Canada’s leading retailers1 Sizeable Footprint Canadians choose Flexiti to finance their big-ticket purchases Powered by Proprietary Tech 1.8 Million+ credit card accounts nationwide [+80%]2 C$7 Billion / $6,000 available credit1 [+50%]2 / average credit line The Flexiti NetworkTM $1,760 average transaction size [+12%]2 725 / $100K average origination risk score / household income C$790 Million loan balances [+186%]2 0% interest financing to consumers3 3 Minutes to approval4 100% paperless and digital in-store & online +8,000 merchant locations and e-commerce sites 1All metrics reported as of June 30, 2022. 2Compared to June 2021. 3On approved credit and subject to the Flexiti cardholder agreement. Interest is charged if the promotion is cancelled or expires without full payment. 4Subject to Flexiti’s credit criteria. 5

6 49 180 254 292 711 570 - 100 200 300 400 500 600 700 800 2016 2017 2018 2019 2020 2021 2022 YTD YTD originations growth of 201%, with cross-shop increasing to 25% from 20% a year ago New Partnerships Propelling Flexiti Growth +201% Q2 2022 YoY originations growth Significant Opportunity in Direct-to-Consumer Marketing 30% of volume currently comes from repeat purchases 25% of volume from cardholders at non- originating merchant [+25%]1 Flexiti.com Flexiti’s 3rd largest application channel Flexiti Originations Growth In C$ Millions YTD as of June 30, 2022 1Since June 2021, cross-shop penetration has increased by 500bps. Ja nu ar y -J un e 20 22 o nl y 6

Flexiti continues to be recognized as one of Canada’s fastest growing companies Ranked 3rd Canada’s Top Growing Companies 2 0 2 0 Ranked 6th Canada’s Fastest Growing Companies 2 0 2 0 Ranked 6th Deloitte Fast 50TM Canada Award Ranking 2 0 2 0 Ranked 2nd Financial Times Fastest Growing Companies 2 0 2 0 Ranked 13th Canada’s Fastest Growing Companies 2 0 2 1 Ranked 10th Deloitte Fast 50TM Canada Award Ranking 2 0 2 1 Ranked 39th Deloitte Fast 500TM North America Award Ranking 2 0 2 0 Ranked 54th Deloitte Fast 500TM North America Award Ranking 2 0 2 1 Team True North Communitech’s Inaugural Team True North Lineup 2 0 2 2 Ranked 40th Deloitte Fast 500TM North America Award Ranking 2 0 1 9 Ranked 7th Deloitte Fast 50TM Canada Award Ranking 2 0 1 9 7 Ranked 321st Canada’s Fastest Growing Companies 2 0 2 2

Flexiti’s omnichannel solution is positioned to take advantage of e-commerce growth in Canada Flexiti’s omnichannel solution targets 100% of the big-ticket retail market, est. at C$100 billion annually1 E-commerce sales in Canada have grown from 4.0% pre- pandemic to 5.7% post-pandemic2 Flexiti’s omnichannel solution allows it to compete in-store where ~90% of retail sales happen Flexiti’s omnichannel solution has fueled its e- commerce growth as retailers seek a consistent experience in-store and online 1Market size based on Retail Trade as determined by NAICS ex. autos, services, dining and entertainment. 2Proportion of e-commerce sales from January 2020 to June 2022 [Statistics Canada]. 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Dec-19 Apr-20 Aug-20 Dec-20 Apr-21 Aug-21 Dec-21 Apr-22 E-Commerce in Canada Flexiti's % Online Originations E-Commerce as a % of Retail Sales in Canada Flexiti continues to overindex to the market in e-commerce Source: Statistics Canada data as of June 2022. 8

Flexiti has limited omnichannel competition, with new BNPL entrants largely competing with each other

New BNPL entrants are focused primarily on small-ticket e-commerce transactions

Flexiti is Canada's largest point-of-sale consumer credit issuer[1]

Key purchase criteria for merchants are economics, ease of POS integration and customer experience

Flexiti's leading omni-channel financing solution provides opportunity for continued market share gains


INSTALLMENT OR DEFERRED
Payments on Revolving Line
TRANSACTION-BASED
Installment Lending
Fairstone
flexiti
affirm
/ paybright
sezzle
afterpay
zip
Klarna.
PRIMARILY IN-STORE
OMNI-CHANNEL
PRIMARILY E-COMMERCE

flexiti

[1]Based on Flexiti Management estimates of 2022 originations.

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Our mission is to bring flexible payment solutions to all. Flexiti’s credit strategy is designed to approve up to 97% of Canadians with a credit file. Credit Risk Score Distribution by TransUnion 7% 19% 16% 15% 40% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Subprime Near Prime Prime Prime Plus Super Prime 3% Declines 97% of Canadians have a Credit Risk Score that Fits within Flexiti’s Current Underwriting Strategy Credit VisionTM Risk Score Subprime = 300-639; Near Prime = 640-719; Prime = 720-759; Prime Plus = 760-799; Super Prime = 800+ Flexiti Offers Full Spectrum Lending 10

How Flexiti Makes Money

Due to both the **business model** and how **revenue and losses are recognized from an accounting standpoint**, Flexiti's risk-adjusted-revenue trails originations **by approximately one year**.

~19% Yield*

~7.5%
Merchant Discount Rate

Netted from merchant settlements when the customer makes their purchase but is **recognized and amortized over the average life** of the promotional period.

~0.5% Creditor Insurance

~1.5% Fee Income

Largely comprised of **administration fees** received when the customer makes their purchase but is **recognized and amortized over the average life** of the promotional period.

~9.5%
Interest

Significant lag in interest earnings as it is **generated largely at the end of the interest free promotional period** for those customers who **do not pay off their balance** prior to the end of the promotional period.

~4%*
NCO

Credit loss provision for new transactions booked at the time of origination, but in fact the earliest a customer can charge off is **after 180 days of non-payment** (except bankruptcy and fraud).

flexiti

*Yield and NCO represent the approximate averages of 2022 and 2023 expected yields, to normalize the effects of the rapid growth in the portfolio.

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Flexiti is nearing consistent breakeven Cash Earnings (10,000,000) (8,000,000) (6,000,000) (4,000,000) (2,000,000) - 2,000,000 Ja n- 21 Fe b- 21 M ar -2 1 Ap r- 21 M ay -2 1 Ju n- 21 Ju l-2 1 Au g- 21 Se p- 21 O ct -2 1 N ov -2 1 D ec -2 1 Ja n- 22 Fe b- 22 M ar -2 2 Ap r- 22 M ay -2 2 Ju n- 22 Cash Earnings • The drop in March 2021 was due to the warehouse refinancing fee. • The drop in February 2022 was due to employee bonus payouts. Cash earnings treats all revenues and expenses on a cash basis including, removing the effects of the deferral and amortization of merchant discount rate, removing the impact of the credit loss allowance build, as well as treated all expenses on a cash basis. On this basis, Flexiti has been approaching break-even with some one-time events impacting monthly cash earnings. Based on Flexiti’s growth, we expect Flexiti will start showing positive cash earnings by the end of 2022. 12

Flexiti.com @Flexiti_Fin /Flexiti-Financial @Flexiti_Fin /Flexiti-Financial